PROSPECTUS SUPPLEMENT

PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 20, 2020,
to
Prospectuses dated May 1, 2020,
for
PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at 800-778-2255.

The duration of the surrender charge period has been changed from 14 years to three years. This change impacts the following SECTIONS/sub-sections of the prospectus as follows:

SUMMARY OF CHARGES AND EXPENSES/Charges Other Than Fund Expenses

Table 1: Transaction And Optional Rider Fees

Footnote (1) is hereby deleted and replaced with the following:

(1)
The surrender charge amount per $1,000 varies based on the individual characteristics of the insureds, including issue age, sex, and underwriting classification, as well as Contract duration and the addition of optional riders. The maximum surrender charge amount per $1,000 applies in the first Contract Year to insureds age 52 and when both insureds are a smoker substandard class D or worse underwriting classification. The charge decreases to zero by the end of the 3rd year.

CHARGES AND EXPENSES/Surrender Charge

The information in the Surrender Charge sub-section is hereby deleted and replaced with the following:

We assess a surrender charge if during the first three Contract Years the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and each insured’s rating class, and establishing records. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if both insureds die during this period.
We deduct the maximum surrender charge that applies to your Contract. The maximum initial surrender charge we deduct ranges from $2.37 to $14.07 per $1,000 of Basic Insurance Amount. For example, the maximum initial surrender charge for a Contract with insureds that are male age 59 and female age 57, both preferred best underwriting class, is $7.60 per $1,000 of Basic Insurance Amount. Your actual charge will vary by the insureds’ age, sex, and underwriting classification, and Contract duration. A schedule showing the maximum surrender charge for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract. The charge decreases to zero by the end of the 3rd year.
The chart below provides an example of the surrender charge applied to a Contract with insureds who are male age 59 and female age 57 at Contract issuance, and both preferred best underwriting class. You may obtain more information about the particular surrender charge that applies to you by contacting your Pruco Life of New Jersey representative.

Sample Surrender Charges
Surrender occurring during Contract Year:	Amount per $1,000 of Basic Insurance Amount:
1	$7.60
2	$7.32
3	$7.03
4+	$0.00

PRODUCTSUP135
SVULP

If, during the first three Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit) we may deduct a percentage of the surrender charge. The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold amount, divided by the threshold amount. The threshold amount is the lowest Basic Insurance Amount since the Contract was issued. After this transaction, a corresponding new surrender charge schedule will be determined to reflect that portion of the surrender charge deducted in the past.

CONTRACT VALUES/Withdrawals

The paragraph preceding the Example of a Type A Death Benefit Withdrawal table in the Withdrawals sub-section is hereby deleted and replaced with the following:

The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 3rd Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, and no change to the Basic Insurance Amount has previously occurred.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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SVULP